Welcome 2021 Annual Meeting

Mark Schroeder Chairman & CEO

Directors for Re-Election Marc Fine Jason Kelley Christina Ryan Tyson Wagler

B o a rd o f D ir e ct o rs

Introductions

Management Report

Forward Looking Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2020 as updated and supplemented by our other SEC reports filed from time to time.

2020 YEAR IN REVIEW

M is si o n -D ri ve n f o r O U R T E A M • Continued to provide competitive and flexible compensation and benefits • Provided extended leave coverage including various options that considered child care needs, teledoc visits, and health care needs • Offered additional well-being resources to employees and their immediate family • Continued summer internship program with a hybrid model of virtual and in-person

M is si o n -D ri ve n f o r O U R C U S T O M E R S • Processed 3,070 Paycheck Protection Program (“PPP”) loans in the amount of $351 million — By the end of year, a total amount of $165 million of these PPP loans were forgiven • 37% increase in online banking and mobile banking log ins in2020 vs. 2019 • 14% increase in website visitors in 2020 vs. 2019 • 13% increase in Customer Care Center call volume in 2020 vs. 2019 • Named Best Bank in Indiana by Newsweek Magazine in the less than $10 billion in assets category (October 9 – 16th, 2020 publication) • 95% overall customer satisfaction rating in 2020

M is si o n -D ri ve n f o r O U R C O M M U N IT IE S • Donated $2.0 million back into our local communities in 2020 • Volunteered approximately 3,000 hours in local community activities • Donated approximately $60,000 to local schools participating in our School Spirit Check Card Program

M is si o n -D ri ve n f o r O U R S H A R E H O LD E R S • 8th consecutive year of increased dividends • 11th consecutive year of achieving record earnings • 16th consecutive year of double-digit return on equity

U n it e d i n O u r V a lu e s Integrity ̶ German American’s reputation relies on integrity. Our team trusts each other in words and actions, which enables our customers to trust our brand. We value honesty, open communication, diverse perspectives, and high ethical principles. People ̶ People come first at German American. We invest in our communities and support social and economic development. Empathy towards others gives us a unique understanding and ability to provide internal and external service excellence. We value respect and courtesy for every person and believe in the power of positive attitudes. Relationships ̶ At German American, we develop relationships based on a strong foundation of trust and mutual respect to help create loyal customers and a loyal team. The relationships we develop enhance our unified goal of serving individuals, families and businesses to achieve financial success. Performance ̶ Performance is vital. German American employees must possess The determination and drive to succeed. Our culture encourages us to take initiative, accept challenges, and achieve goals. Our vast knowledge base and expertise enables us to work efficiently while providing customer service excellence to support strong performance.

Management Succession

Brad Rust Senior Executive Vice President & CFO

FINANCIAL TRENDS

Net Income & Earnings Per Share $35,184 $40,676 $46,529 $59,222 $62,210 $1.57 $1.77 $1.99 $2.29 $2.34 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 (Dollars in Thousands, Except Per Share Amounts) Earnings Per Share* *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017.

$2,956 $3,144 $3,929 $4,398 $4,978 $5,220 1.24% 1.35% 1.38% 1.43% 1.32% 1.54% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 03/31/21 (Dollars in Millions) Total Assets Annualized Return on Assets

$1,990 $2,142 $2,728 $3,077 $3,088 $3,117 81% 81% 78% 80% 82% 82% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 $3,500 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 03/31/21 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans

Loan Composition as of December 31, 2020 Total Loans $3,088.1 million Construction & Development Loans, $ 198.9 million, 6% Agricultural Loans, $ 385.4 million, 12% Commercial Real Estate Owner Occupied, $ 360.8 million, 12% Commercial Real Estate Non-Owner Occupied, $ 729.0 million, 24% Multi-Family Residential Properties, $ 221.5 million, 7% Commercial & Industrial Loans, $ 648.3 million, 21% Consumer Loans, $ 59.8 million, 2% Home Equity Loans, $ 220.3 million, 7% Residential Mortgage Loans, $ 264.1 million, 9%

0.14% 0.38% 0.34% 0.33% 0.44% 0.41% 0.76% 0.48% 0.45% 0.45% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 03/31/21 Non-Performing Assets to Total Assets GABC Peer Group

$2,350 $2,484 $3,073 $3,430 $4,107 $4,379 84% 84% 81% 82% 88% 90% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 03/31/21 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits

Deposit Composition as of December 31, 2020 Non-Interest Bearing Demand, $1,183.4 million, 29% Interest Bearing Demand, Savings & Money Market, $2,428.6 million, 59% Time Deposits, $494.5 million, 12% Total Deposits $4,106.5 million Year Cost of Deposits Cost of Funds 2016 0.23% 0.32% 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% Q4 2020 0.17% 0.26%

$330 $365 $459 $574 $625 $617 13.02% 13.82% 14.82% 14.98% 13.46% 15.75% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 03/31/21 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Tangible Equity

$94,904 $99,909 $114,610 $145,225 $155,243 $36,256 $38,932 3.75% 3.76% 3.75% 3.92% 3.63% 3.74% 3.41% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Q1 '20 Q1 '21 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent)

$1,200 $1,750 $2,070 $5,325 $17,550 $5,150 $(1,500) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Q1 '20 Q1 '21 (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans 0.04% 0.04% 0.08% 0.17% 0.08% 0.06% 0.03%

$32,013 $31,854 $37,070 $45,501 $54,474 $14,081 $15,037 25% 24% 24% 24% 26% 28% 28% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Q1 '20 Q1 '21 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue

$76,587 $77,803 $93,553 $114,162 $117,123 $30,328 $31,259 58.3% 56.8% 60.6% 59.0% 55.0% 59.4% 56.8% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Q1 '20 Q1 '21 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio

$35,184 $40,676 $46,529 $59,222 $62,210 $12,472 $19,557 $1.57 $1.77 $1.99 $2.29 $2.34 $0.47 $0.74 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 Q1 '20 Q1' 21 (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share* *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017.

Neil Dauby President & COO

2021 AND BEYOND M is si o n -D ri ve n f o r T H E F U T U R E

D ig it a l Tr a n sf o rm a ti o n

S h ie ld o f S tr e n g th

Data and Analytics

P a y m e n ts

Questions & Answers

Directors for Re-Election Marc Fine Jason Kelley Christina Ryan Tyson Wagler

Thank You U. Butch KlemRay Snowden

Thank You Clay Ewing